Scudder
Limited Term Tax
Free Fund


Semiannual Report
April 30, 1998

Pure No-Load(TM) Funds

A fund seeking to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                       Scudder Limited Term Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  2/15/94  Total Net Assets as of       Ticker Symbol:  SCLTX
                             4/30/98: $136.2 million
--------------------------------------------------------------------------------

o As of April 30, 1998, Scudder Limited Term Tax Free Fund's 30-day net annualized SEC yield was 3.73%, equivalent to a 6.18% taxable yield for investors subject to the 39.6% maximum federal tax rate.

o For the semiannual period ended April 30, 1998, Scudder Limited Term Tax Free Fund posted a total return of 1.46%. This helped place the Fund in the top quartile as compared with similar funds over one-and three-year periods ended April 30.

o Scudder Limited Term Tax Free Fund received a four-star rating from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through April 30, 1998.*



                                Table of Contents

   3  Letter from the Fund's President     14  Financial Statements
   4  Performance Update                   17  Financial Highlights
   5  Portfolio Summary                    18  Notes to Financial Statements
   6  Portfolio Management Discussion      20  Officers and Trustees
   8  Glossary of Investment Terms         21  Investment Products and Services
   9  Investment Portfolio                 22  Scudder Solutions



* For your information, these ratings are subject to change every month and are calculated from the Fund's average semiannual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-year performance, and was rated among 1,547 municipal bond funds for the period. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


                     2 - Scudder Limited Term Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you concerning Scudder Limited Term Tax Free Fund's performance over its most recent semiannual period ended April 30, 1998. This placed the Fund in the top quartile for total return performance for one- and three-year periods ended April 30. The Fund continues to meet its objectives of providing tax-free income with below-average price risk. Based on the net asset value as of April 30, the Fund provided a 3.73% federal tax free yield, which is the equivalent of a 6.18% tax equivalent yield at the maximum federal tax rate of 39.6%. Please read the portfolio management discussion beginning on page 6 for more information about the Fund's performance.

     For those of you interested in new Scudder products, we recently introduced an addition to Scudder's series of growth and income offerings, and we plan to debut another soon. Scudder Real Estate Investment Fund, launched on April 6, invests primarily in Real Estate Investment Trusts (REITs), and is designed to allow investors to participate in the impressive long-term growth potential of the U.S. real estate industry. Scudder Dividend & Growth Fund will commence operations on July 17. Designed to be conservatively managed, Dividend & Growth Fund will seek high current income and growth of capital by investing primarily in income-paying U.S. stocks and other equity-based securities. Please see page 21 for more information on Scudder products and services.

     Lastly, at the start of 1998 the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 22 provides more information on how to contact Scudder. Thank you for choosing Scudder Limited Term Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Limited Term Tax Free Fund


                     3 - Scudder Limited Term Tax Free Fund

PERFORMANCE UPDATE as of April 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                             Total Return
--------------------------------------------
Period Ended   Growth of             Average
4/30/98         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER LIMITED TERM TAX FREE FUND
--------------------------------------------
1 Year          $ 10,579     5.79%     5.79%
Life of Fund*   $ 12,153    21.53%     4.75%
--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 YEAR)
--------------------------------------------
1 Year          $ 10,556     5.56%     5.56%
Life of Fund*   $ 12,204    22.04%     4.89%
--------------------------------------------
*The Fund commenced operations on February 15, 1994.
 Index comparisons begin on February 28, 1994.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LIMITED TERM TAX FREE FUND
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,965
10/94          $10,099
4/95           $10,465
10/95          $10,901
4/96           $11,072
10/96          $11,373
4/97           $11,551
10/97          $12,044
4/98           $12,210

LEHMAN BROTHERS MUNICIPAL BOND INDEX (3 YEAR)
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,936
10/94          $10,058
4/95           $10,401
10/95          $10,862
4/96           $11,051
10/96          $11,352
4/97           $11,561
10/97          $11,978
4/98           $12,204

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended April 30

                       1994*    1995      1996      1997      1998
                     -----------------------------------------------
NET ASSET VALUE...   $ 11.80  $ 11.80   $ 11.92   $ 11.89   $ 12.05
INCOME DIVIDENDS..   $   .09  $   .57   $   .55   $   .52   $   .51
CAPITAL GAINS
DISTRIBUTIONS.....   $    --  $    --   $   .01   $   .02   $   .01
FUND TOTAL
RETURN (%)........      -.35     5.01      5.80      4.33      5.79
INDEX TOTAL
RETURN (%)........      -.62     4.64      6.26      4.62      5.56

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

                     4 - Scudder Limited Term Tax Free Fund

PORTFOLIO SUMMARY as of April 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                    15%
Core Cities/Lease                  15%
State General Obligation           13%
School District/Lease              13%
Electric Utility Revenue           11%
Pollution Control/
Industrial Development              6%
Port/Airport Revenue                6%
Water/Sewer Revenue                 5%
Country General Obligation/Lease    4%
Housing Finance Authority           3%
Miscellaneous Municipal             9%
--------------------------------------
                                  100%
--------------------------------------

The Fund is broadly diversified
geographically, with holdings in
30 states plus the District of
Columbia, the Virgin Islands, and
Puerto Rico.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                                61%
AA                                 12%
A                                  20%
BBB                                 7%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

Overall credit quality remains
high, with over 90% of the bonds
in the Fund's portfolio rated A or
better.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                   15%
1 - 5 years                        50%
5 - 10 years                       35%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 3.92 years

We continued to maintain a
longer-than-neutral average
maturity to capitalize on the
favorable performance trend for
the five-year segment of the
municipal bond market.

For more complete details about the Fund's investment portfolio, see page 9.


                     5 - Scudder Limited Term Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

During Scudder Limited Term Tax Free Fund's most recent semiannual period ended April 30, 1998, the supply of municipal bonds increased dramatically, and bonds struggled to make gains. Despite the flood of supply -- including a 70% increase in the first quarter of 1998 compared with the first quarter of 1997 -- Scudder Limited Term Tax Free Fund posted a positive total return of 1.46% for the six month period. This return was roughly in keeping with the 1.64% Lipper average of similar funds over the six-month period. In addition, the Fund placed in the top quartile of similar funds over the one-year and three-year periods ended April 30. The Fund's 30-day net annualized SEC yield was 3.73% as of April 30, 1998, equivalent to a taxable yield of 6.18% for shareholders subject to the 39.6% maximum federal tax rate.

Scudder Limited Term Tax Free Fund:
Longer-Term Performance Exceeding the Averages

(Returns for periods ended April 30, 1998)


 ------------------------------------------------------
               Scudder
               Limited
              Term Tax
              Free Fund   Lipper   Percentile  Number of
   Period       return     average     Rank      Funds
 ------------------------------------------------------
 6 months       1.46%      1.64%      79%        34

 1 year         5.79%      5.29%    Top 24%      34

 3 years*       5.29%      4.75%    Top 19%      26


*Average annual return. Past performance does not guarantee future results.


                                Steady Growth and
                                  Low Inflation

The long-running U.S. economic scenario of moderate growth and low inflation forges on. Asia, expected by many to export its way out of economic crisis and in doing so derail U.S. growth, has so far increased exports only modestly. At the same time, the U.S. bond market has benefited from Federal Reserve inaction on interest rates, falling commodity prices, mixed economic statistics, and portfolio rebalancing by investors who have acted to reduce the overweighting of stocks in their portfolios. Moreover, the municipal bond market has enjoyed its first significant increase in investor interest in four years. During the Fund's most recent semiannual period, yields of 10-year Treasury bonds declined slightly and their prices rose 1.02%, while yields of comparable municipal bonds increased slightly and their prices declined 0.38%.

                             Seeking Tax-Free Income

Scudder Limited Term Tax Free Fund is designed to deliver tax-free income with below-average price risk through investments primarily in municipal bonds with effective maturities averaging between one and five years. The Fund seeks higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax free bonds. The Fund's professional management, economies of scale, liquidity, option to reinvest dividends and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds.

                     6 - Scudder Limited Term Tax Free Fund

Over the Fund's most recent semiannual period the Fund continued to maintain a longer-than-neutral average maturity of approximately 4 years to capitalize on the favorable performance trend for the five-year segment of the municipal bond market. During the period, we also emphasized high quality bonds when making new purchases: High quality bonds at the middle of the Fund's permissible maturity range represented especially attractive value, while bonds of lower quality were not paying sufficiently high yields to make it worthwhile to incur additional credit risk. The Fund's overall credit quality remains high, with over 90% of the bonds in the Fund's portfolio rated A or better. The Fund also continued to emphasize premium noncallable bonds, which generally exhibit less interest rate sensitivity than bonds priced at par.

                                     Outlook

The recent heavy influx of municipal bond supply has caused municipal bond performance to lag that of Treasuries. Though heavier-than-normal municipal supply is expected for some time to come, we are optimistic about near-term municipal market performance for two reasons: First, we expect to find attractive value in many municipal bonds available in the marketplace; second, we believe income investors will find municipals especially attractive given the current narrow differential between Treasury and municipal bond yields.

In the months to come, the Fund will continue to maintain a conservative investment strategy, keeping credit quality at a high level, holding premium coupon bonds, and diversifying broadly. We will also search for value by weighing the maturity characteristics, call features, credit quality, and income potential of each bond we consider adding to the Fund's portfolio. Thank you for investing with Scudder Limited Term Tax Free Fund.

Sincerely,

Your Portfolio Management Team

/s/M. Ashton Patton        /s/K. Sue Cote

M. Ashton Patton           K. Sue Cote


                     7 - Scudder Limited Term Tax Free Fund

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                     8 - Scudder Limited Term Tax Free Fund

              Investment Portfolio as of April 30, 1998 (Unaudited)

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 7.1%
------------------------------------------------------------------------------------------------------------------------------
California

Los Angeles County, CA, Local Educational Agency, Pooled Tax and Revenue
  Anticipation Notes, Series 1997B, 4.5%, 9/30/98 ..............................  3,000,000          SP1+            3,008,010
Ontario, CA, General Obligation, Tax and Revenue Anticipation Notes,
  Series 1997, 4.5%, 6/30/98 ...................................................  1,000,000          SP1+            1,000,750

Missouri

Missouri Environment Improvement and Energy Agency Resource Authority, Union
  Electric Project, Periodic Auction Reset, 3.66%, 12/1/20 (d)* ................  3,000,000          A+              3,000,000

Pennsylvania

Delaware County, PA, Airport Facilities Revenue, United Parcel Service, Daily
  Demand Note, 4.15%, 12/1/15* .................................................  1,000,000          AAA             1,000,000
Harrisburg, PA, Water Authority Revenue, Series 1993 B, Periodic Action Reset,
  7.72%, 6/18/15 (c) (d)* ......................................................    300,000          AAA               328,875

Puerto Rico

Puerto Rico, Series 1996, 180 Day Auction Reset, 3.55%, 7/1/11 (c) (d)* ........  1,000,000          AAA             1,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $9,341,429)                                                             9,337,635
------------------------------------------------------------------------------------------------------------------------------

Intermediate-Term Municipal Investments 92.9%
------------------------------------------------------------------------------------------------------------------------------
Arizona

Central Arizona Water Conservation District:
  Central Arizona Project, Prerefunded 11/1/00, 7.5%, 11/1/05*** ...............  1,000,000          AAA             1,097,410
  Contract Revenue, Prerefunded 5/1/01, Series 1991B, 6.5%, 11/1/11*** .........  1,195,000          AAA             1,291,568

Arkansas

Rogers, AR, Sales and Use Tax Revenue, Series 1996, 5%, 11/1/15 ................    870,000          AA                874,550

California

Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
  Senior Lien, Series A, Zero Coupon, 1/1/05 ...................................  1,000,000          BBB               715,640
Orange County, CA, Recovery Notes, Series A, 6.5%, 6/1/05 (c) ..................  1,665,000          AAA             1,860,771
Sacramento, CA, Cogeneration Project Revenue, Proctor & Gamble Project,
  Series 1995, 7%, 7/1/04 ......................................................  1,000,000          BBB             1,115,620

Colorado

Boulder County, CO, Industrial Development, Revenue Refunding, May Department
  Stores, Colorado Project, Series 1992, 6.25%, 9/1/07 .........................  1,250,000          A               1,323,100
Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities Revenue,
  Series 1996, 5.9%, 12/1/03 ...................................................  1,475,000          AA              1,566,362

    The accompanying notes are an integral part of the financial statements.


                     9 - Scudder Limited Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Delaware

Delaware State Health Facilities Authorities Revenue Bonds, Medical Center of
  Delaware, Series 1989, 7%, 10/1/03 (c) .......................................  1,500,000          AAA             1,589,790
Delaware, General Obligation, Series 1991, Prerefunded 4/1/01,
  6.6%, 4/1/10*** ..............................................................  1,700,000          AAA             1,841,049

District Of Columbia

District of Columbia, General Obligation:
  Series A, 5.625%, 6/1/02 (c) .................................................  1,500,000          AAA             1,563,240
  Series D, 5.25%, 12/1/03 (c) .................................................  1,000,000          AAA             1,032,260

Florida

Dade County, FL, Port Authority Revenue, Series 1968 C, 5.5%, 10/1/07 ..........  4,785,000          AAA             4,955,537

Georgia

Georgia State Environmental Facilities Authority Revenue, Guaranteed Water &
  Wastewater Loan Program, Series 1997, 4.5%, 7/1/05 ...........................  3,000,000          AAA             3,010,770
Municipal Electric Authority of Georgia, Power Revenue, 6.6%, 1/1/01 (c) .......  1,000,000          AAA             1,058,380

Illinois

Berwyn, IL, MacNeal Memorial Hospital, Association Project, Series 1995, 5.5%,
  6/1/01 (c) ...................................................................  2,795,000          AAA             2,884,328
Chicago, IL, General Obligation, Tender Note, Series C, 6.25%, 10/31/02 (c) ....  3,450,000          AAA             3,708,440
Cook County, IL, Community High School District #219, Niles Township,
  Series 1998, Zero Coupon, 12/1/06 (c) ........................................  2,360,000          AAA             1,561,305
Illinois Health Facilities Authority, Revenue Refunding, Sherman Hospital
  Project, 6.5%, 8/1/01 (c) ....................................................  1,025,000          AAA             1,094,608
Springfield, IL, Electric Revenue, Junior Lien, Series 1995, 6%, 3/1/04 (c) ....  1,500,000          AAA             1,614,255

Indiana

Indiana Health Facility Finance Authority, Hospital Revenue, Ancilla
  Systems Inc., Series A, 5.875%, 7/1/02 (c) ...................................  1,000,000          AAA             1,054,200
Indiana Housing Finance Authority, Single Family Mortgage Revenue, Series
  1995 C-1, 5.25%, 7/1/12 ......................................................  2,590,000          AAA             2,606,213
Madison County, IN, Hospital Authority, Holy Cross Health System,
  6.3%, 12/1/98 (c) ............................................................  1,000,000          AAA             1,014,370

Iowa

Cedar Rapids, IA, Hospital Revenue, St. Luke's Methodist Hospital,
  5.65%, 8/15/02 (c) ...........................................................  1,250,000          AAA             1,306,925
Des Moines, IA, Hospital Revenue, Revenue Refunding Bonds, Des Moines General
  Hospital Project, Series 1996A, 6%, 11/15/02 .................................  1,750,000          AAA             1,852,655

Kentucky

Jefferson County, KY, Trust Certificate, Enhanced 911 Emergency Telephone
  Project, Series 1996, 5.25%, 9/1/98 ..........................................  1,115,000          A               1,119,951

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Limited Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Louisiana

Jefferson Parish, LA, School Board Sales & Use Tax Revenue, ETM, Series 1986 A,
  7.25%, 2/1/01** ..............................................................  6,135,000          A               6,556,475
Louisiana State, General Obligation, Series 1996 A, 6%, 8/1/02 (c) .............  1,000,000          AAA             1,060,490

Maine

Maine, General Obligation, 6%, 7/1/98 ..........................................  1,000,000          AA              1,003,380

Maryland

Montgomery County, MD, Public Improvement, Series 1994A, 5.5%, 10/1/02 .........  1,000,000          AAA             1,050,260

Massachusetts

New England Education Loan Marketing Corporation, Massachusetts Student Loan
  Revenue Refunding:
   Series A, 6%, 9/1/98 ........................................................  2,000,000          AAA             2,013,560
   Series D, 6.2%, 9/1/00 ......................................................  2,000,000          AAA             2,079,140

Michigan

Michigan State Hospital Finance Authority Revenue, Genesys Health System,
  Series A, 6.6%, 10/1/98 ......................................................  1,000,000          BBB             1,010,090

Nevada

Clark County, NV, Airport Revenue, Subordinate Lien, Series A, 5%, 7/1/03 (c) ..  2,000,000          AAA             2,048,320

New Hampshire

New Hampshire Higher Education & Health Facilities Authority, St. Josephs
  Hospital, 5.65%, 1/1/04 ......................................................  1,095,000          AAA             1,150,615

New York

New York City, NY, General Obligation:
  Series 1991 A, 3%, 8/15/02 (c) ...............................................  1,000,000          AAA               947,630
  Series 1995 B, 6.75%, 8/15/03 ................................................  6,000,000          A               6,587,460
  Series 1996 A, 6.75%, 8/1/04 .................................................  1,500,000          BBB             1,661,370
  Series 1995 D, 6.5%, 2/15/05 .................................................  1,315,000          A               1,439,951
  Series 1996 I, 6.5%, 3/15/05 .................................................  1,575,000          A               1,726,247
  Series 1997 I, 6.25%, 4/15/06 ................................................  1,000,000          A               1,088,060
New York State Dormitory Authority, State University Educational Facility,
  Series A, 6.5%, 5/15/04 ......................................................  1,000,000          A               1,097,550
New York State Medical Care Facilities:
  Finance Agency, Mount Sinai Hospital, Series 1983, 5.95%, 8/15/09 ............    875,000          AAA               918,409
  Secured Hospital Revenue Bonds, Wyckoff Heights Medical Center, Series 1991A,
   7.4%, 8/15/21 ...............................................................  3,000,000          AAA             3,330,570

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Limited Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
New York State Urban Development Corporation Project, Onondaga County
  Convention Center:
   6%, 1/1/04 ..................................................................  1,445,000          BBB             1,528,593
   6%, 1/1/05 ..................................................................  1,535,000          BBB             1,628,159
Syracuse, NY, Industrial Development Agency, Pilot Revenue Bonds, Series 1995,
  5.125%, 10/15/02 .............................................................  1,500,000          AA              1,526,430

North Carolina

North Carolina Municipal Power Agency #1, Catawaba Electric Revenue,
  5.75%, 1/1/02 (c) ............................................................  1,150,000          AAA             1,203,188

Ohio

Ohio Building Authority, Revenue, State Facilities, Arts Faculties Building
  Fund, Series A, 5.5%, 10/1/03 ................................................  1,000,000          AA              1,050,520

Pennsylvania

Allegheny County, PA, Hospital Development Authority, 6.4%, 7/1/99 (c) .........  1,010,000          AAA             1,037,986
Delaware County, PA, Industrial Development Authority, Resource Recovery
  Facility, Series 1997 A, 6.1%, 1/1/05 ........................................  2,000,000          A               2,136,160

Rhode Island

Rhode Island, Consolidated Capital Development Loan, General Obligation,
  Series 1996, 6%, 8/1/03 (c) ..................................................  1,690,000          AAA             1,812,187

Tennessee

Metropolitan Government Nashville & Davidson County, TN, General Obligation,
  6.125%, 5/15/19 ..............................................................  1,000,000          AAA             1,081,540

Texas

Austin, TX, Independent School District, Guaranteed General Obligation,
  8.125%, 8/1/01 ...............................................................  1,000,000          AAA             1,116,140
Austin, TX, Utility System Revenue:
  Series A, 6.3%, 11/15/01 (c) .................................................    365,000          AAA               389,477
  Series A, 6.3%, 11/15/01 (c) .................................................    635,000          AAA               675,716
Ector County, TX, Hospital District Revenue, Series 1997, 5.5%, 4/15/03 (c) ....  1,000,000          AAA             1,042,490
Plano, TX, Independent School District, General Obligation, 6%, 2/15/04 ........  4,790,000          AAA             5,152,364
Richardson, TX, Hospital Authority Refunding and Improvement, Richardson Medical
  Center, Series 1993, 6.5%, 12/1/12 ...........................................    920,000          BBB               982,542
Texas Department of Housing & Community Affairs, Single-Family Mortgage Revenue,
  Series B, 5.5%, 3/1/11 (c) ...................................................  1,885,000          AAA             1,918,760

Utah

Utah State, General Obligation, Series 1997, 5.5%, 7/1/07 ......................  2,000,000          AAA             2,142,560

Virgin Islands

Virgin Islands, General Obligation, Public Finance Authority, Matching Fund Loan
  Notes, Series A, 6.9%, 10/1/01 ...............................................  1,000,000          BBB             1,081,810

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Limited Term Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Washington

Lewis County, WA, Public Utility District 1, Cowlitz Falls Hydroelectric
  Project, Series 1991, Prerefunded 10/1/01, 7%, 10/1/22*** ....................  1,430,000          AAA             1,578,148
Washington Public Power Supply System, Nuclear Project #1, Revenue Refunding,
  Series C, 7.3%, 7/1/98 .......................................................  3,000,000          AA              3,016,140
Washington Public Power Supply System, Nuclear Project #2, Refunding Revenue:
  Series C, 7.3%, 7/1/00 .......................................................  1,300,000          AA              1,379,495
  Series A, 6.3%, 7/1/01 .......................................................  1,000,000          AA              1,054,600
  Series 1992A, 5.7%, 7/1/02 ...................................................  1,550,000          AA              1,618,696

West Virginia

Wayne County, WV, Industrial Development, Atlantic Richfield Company Project,
  11.75%, 12/1/01 ..............................................................    495,000          A                 609,375

Wisconsin

Milwaukee, WI, Metropolitan Sewer District Revenue, Series A, 6.7%, 10/1/01 ....  1,000,000          AA              1,076,510
Wisconsin Health and Education Facilities Authority:
  St. Luke's Medical Center, 6.6%, 8/15/01 (c) .................................  1,745,000          AAA             1,870,151
  Wheaton Franciscan Sisters, Prerefunded 8/15/98, 8.2%, 8/15/18*** ............  1,000,000          AAA             1,032,070
------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal Investments (Cost $119,371,662)                                                  122,224,681
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $128,713,091) (a)                                                       131,562,316
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $128,713,091. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $2,849,225. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,067,853 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $218,628.

  (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA, or MBIA.

  (d) Auction rate securities carry a short term coupon that is reset on a periodic basis, usually every 35 days. The reset occurs through a marketplace auction process where all bidders receive the highest yield necessary to sell all the securities. For maturity purposes the securities are said to have the same maturity as the time remaining to the next auction.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

  *** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
      Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Limited Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                        as of April 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $128,713,091) ...........          $ 131,562,316
                 Cash ............................................................                345,208
                 Receivable for investments sold .................................              2,589,554
                 Interest receivable .............................................              1,915,062
                 Receivable for Fund shares sold .................................                249,105
                 Deferred organization expenses ..................................                  5,984
                 Other assets ....................................................                  1,359
                                                                                           ----------------
                 Total assets ....................................................            136,668,588
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ...............................................                276,727
                 Payable for Fund shares redeemed ................................                 90,196
                 Accrued management fee ..........................................                 62,468
                 Other payables and accrued expenses .............................                 39,940
                                                                                           ----------------
                 Total liabilities ...............................................                469,331
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 136,199,257
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments ..........................              2,849,225
                 Accumulated net realized gain (loss) ............................               (129,174)
                 Paid-in capital .................................................            133,479,206
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 136,199,257
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($136,199,257 / 11,301,720 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ...................................................                 $12.05
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Limited Term Tax Free Fund

                             Statement of Operations
                   six months ended April 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest ........................................................          $   3,171,619
                                                                                           ----------------
                 Expenses:
                 Management fee ..................................................                387,375
                 Custodian and accounting fees ...................................                 34,935
                 Services to shareholders ........................................                 39,758
                 Trustees' fees and expenses .....................................                 12,151
                 Registration fees ...............................................                 20,797
                 Auditing ........................................................                 15,017
                 Legal ...........................................................                  2,705
                 Reports to shareholders .........................................                 11,592
                 Amortization of organization expense ............................                  4,159
                 Other ...........................................................                  5,381
                                                                                           ----------------
                 Total expenses before expense reductions ........................                533,870
                 Expense reductions ..............................................                (48,956)
                                                                                           ----------------
                 Expenses, net ...................................................                484,914
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          2,686,705
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments .......................               (113,721)
                 Net unrealized appreciation (depreciation) on investments
                   during the period .............................................               (764,578)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                  (878,299)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   1,808,406
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Limited Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                  Six Months
                                                                                     Ended             Year
                                                                                   April 30,           Ended
                                                                                     1998           October 31,
Increase (Decrease) in Net Assets                                                 (Unaudited)          1997
----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ....................................     $   2,686,705      $   5,201,534
                 Net realized gain (loss) on investments ..................          (113,721)            75,394
                 Net unrealized appreciation (depreciation) on
                   investments during the period ..........................          (764,578)         1,386,314
                                                                               ----------------   ----------------
                 Net increase in net assets resulting from operations .....         1,808,406          6,663,242
                                                                               ----------------   ----------------
                 Distributions to shareholders from:
                 Net investment income ....................................        (2,686,705)        (5,201,534)
                                                                               ----------------   ----------------
                 Net realized gains .......................................           (57,180)          (205,773)
                                                                               ----------------   ----------------
                 Fund share transactions:
                 Proceeds from shares sold ................................        53,331,449         46,364,831
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..........................         1,140,369          2,206,361
                 Cost of shares redeemed ..................................       (34,213,453)       (56,611,187)
                                                                               ----------------   ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ...........................................        20,258,365         (8,039,995)
                                                                               ----------------   ----------------
                 Increase (decrease) in net assets ........................        19,322,886         (6,784,060)
                 Net assets at beginning of period ........................       116,876,371        123,660,431
                                                                               ----------------   ----------------
                 Net assets at end of period ..............................     $ 136,199,257      $ 116,876,371
                                                                               ----------------   ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ................         9,639,451         10,318,550
                                                                               ----------------   ----------------
                 Shares sold ..............................................         4,384,326          3,856,337
                 Shares issued to shareholders in reinvestment of
                   distributions ..........................................            94,028            183,612
                 Shares redeemed ..........................................        (2,816,085)        (4,719,048)
                                                                               ----------------   ----------------
                 Net increase (decrease) in Fund shares ...................         1,662,269           (679,099)
                                                                               ----------------   ----------------
                 Shares outstanding at end of period ......................        11,301,720          9,639,451
                                                                               ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Limited Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                           For the Period
                                                                                                            February 15,
                                                             Six Months                                         1994
                                                                Ended                                      (commencement
                                                              April 30,       Years Ended October 31,      of operations)
                                                                1998                                       to October 31,
                                                             (Unaudited)     1997      1996      1995           1994
----------------------------------------------------------------------------------------------------------------------------
                                                            ----------------------------------------------------------------
Net asset value, beginning of period ....................      $12.12       $11.98    $12.01    $11.67         $12.00
Income from investment operations:                          ----------------------------------------------------------------
Net investment income ...................................         .25          .52       .53       .56            .38
Net realized and unrealized gain (loss) on investments ..        (.06)         .16      (.02)      .34           (.33)
                                                            ----------------------------------------------------------------
Total from investment operations ........................         .19          .68       .51       .90            .05
Less distributions from:                                    ----------------------------------------------------------------
Net investment income ...................................        (.25)        (.52)     (.53)     (.56)          (.38)
Net realized gain on investment transactions ............        (.01)        (.02)     (.01)       --             --
                                                            ----------------------------------------------------------------
Total distributions .....................................        (.26)        (.54)     (.54)     (.56)          (.38)
                                                            ----------------------------------------------------------------
                                                            ----------------------------------------------------------------
Net asset value, end of period ..........................      $12.05       $12.12    $11.98    $12.01         $11.67
                                                            ----------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ....................................        1.46**       5.89      4.33      7.94            .44**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................         136          117       124       122             68
Ratio of operating expenses, net to average daily net
   assets (%) ...........................................         .75*         .75       .63       .23             --
Ratio of operating expenses before expense reductions,
   to average daily net assets (%) ......................         .83*         .83       .82       .85           1.29*
Ratio of net investment income to average daily net
   assets (%) ...........................................        4.16*        4.32      4.46      4.78           4.84*
Portfolio turnover rate (%) .............................        17.6*        17.8      37.7      37.5           36.3*

(a) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                     17 - Scudder Limited Term Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Limited Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently two series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.


                     18 - Scudder Limited Term Tax Free Fund

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1998, purchases and sales of investments (excluding short-term) aggregated $28,547,800 and $9,994,684, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement.

The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until February 28, 1999. For the six months ended April 30, 1998, the Adviser imposed fees amounting to $387,375 and the portion not imposed amounted to $48,956 at April 30, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SSC aggregated $22,576 of which $3,697 was unpaid at April 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $20,546 of which $3,483 was unpaid at April 30, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Trustees' fees and expenses charged to the Fund aggregated $12,151.


                     19 - Scudder Limited Term Tax Free Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates Real Estate
Corporation

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

M. Ashton Patton*
Vice President

Donald C. Carleton*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                    20 - Scudder Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     21 - Scudder Limited Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     22 - Scudder Limited Term Tax Free Fund



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     23 - Scudder Limited Term Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]